UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2020

MobileIron, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36471	26-0866846
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

MobileIron, Inc.

490 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 919-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	MOBL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 26, 2020, MobileIron, Inc., a Delaware corporation (the “Company” or “MobileIron”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ivanti, Inc., a Delaware corporation (“Parent”), and Oahu Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Buyer Parties”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent (the “Surviving Corporation”). The Merger Agreement and the transactions contemplated thereby were approved unanimously by the Company’s Board of Directors (the “Board”). Capitalized terms used herein without definition have the meaning given to them in the Merger Agreement.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of our common stock that is outstanding immediately prior to the Effective Time (other than shares of common stock (1) held by the Company as treasury stock, (2) owned by Parent or Merger Sub, (3) owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub or (4) held by stockholders who have properly and validly exercised their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law (the “DGCL”)) will be canceled and converted into the right to receive cash in the amount equal to $7.05, without interest (the “Per Share Merger Consideration”).

At the Effective Time, each outstanding vested restricted stock unit (“RSU”), performance stock unit (“PSU”) and option granted by the Company shall be cancelled and converted into the right to receive cash equal to (A) the aggregate number of shares of the Company’s common stock subject to such RSU, PSU or option, as applicable, multiplied by (B) the Per Share Merger Consideration (less the exercise price in the case of vested options) (the “Award Consideration”). Each outstanding RSU, PSU or option that is not vested but that is subject to acceleration shall be cancelled and converted into the right to receive an amount in cash equal to the Award Consideration pursuant to the terms of the Merger Agreement, a portion of which will be paid after the Effective Time in accordance with the applicable award agreement. Each outstanding RSU, PSU or option that is not vested and that does not automatically accelerate at closing of the Merger will be cancelled without consideration.

Pursuant to the Merger Agreement, the Company has acted to provide, among other things, that (1) each individual participating in an offering period under the Company’s 2014 Employee Stock Purchase Plan (the “ESPP”) in progress on the date of the Merger Agreement will not be permitted to (A) increase his or her payroll contribution rate pursuant to the ESPP or (B) make separate non-payroll contributions to the ESPP on or following the date of the Merger Agreement, except as may be required by applicable law; (2) no individual who is not participating in the ESPP will be allowed to commence participation in the ESPP; and (3) any offering period that would otherwise be outstanding at the Effective Time will terminate no later than five days prior to the date on which the Effective Time occurs. The Company will make any pro rata adjustments as may be necessary to reflect the shortened offering period and will cause the exercise of each outstanding purchase right pursuant to the ESPP no later than one business day prior to the Effective Time.

The Company and the Buyer Parties have made certain representations, warranties and covenants in the Merger Agreement, including, among others, covenants by the Company to conduct its business in the ordinary course during the period between execution of the Merger Agreement and closing of the Merger.

Pursuant to the terms of the Merger Agreement, the Company is subject to restrictions on its ability to solicit alternative acquisition proposals and to provide information to, and engage in discussion with, third parties regarding such proposals, except under limited circumstances. In the event the Merger Agreement is terminated by the Company to enter into a Superior Proposal, as defined in the Merger Agreement, the Company will be required to pay Parent a termination fee of $30.45 million.

Subject to certain exceptions, each of the parties has agreed to use its reasonable best efforts to take or cause to be taken actions necessary to consummate the Merger, including with respect to obtaining required government approvals. The Merger Agreement also contains certain termination rights for both the Company and Parent. Pursuant to the terms of the Merger Agreement, if the Company terminates the Merger Agreement as a result of Parent’s failure to close the Merger following the end of the marketing period for the debt financing required to consummate the transactions within two business days after receiving a written notice from the Company stating that all closing conditions have been satisfied or validly waived, Parent will pay the Company $65.25 million.

The Merger Agreement requires the Company to convene a special meeting of stockholders for purposes of obtaining approval of the adoption of the Merger Agreement and to prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to such meeting .

The Merger is subject to the satisfaction or waiver of certain closing conditions including, among other things, (1) the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the Company’s common stock entitled to vote on the adoption of the Merger Agreement, (2) the expiration or termination of the waiting period under Antitrust Laws as defined in the Merger Agreement, (3) the absence of any law, injunction, judgment, order or ruling prohibiting the Merger, (4) the accuracy of the representations and warranties made by the parties, (5) the performance by the parties in all material respects of their covenants, obligations and agreements under the Merger Agreement, and (6) the absence of a material adverse effect on the Company prior to the closing.

Parent furnished the Company with copies of equity and debt financing commitments obtained by Parent, the proceeds of which will provide for funds to consummate the transactions contemplated by the Merger Agreement. The consummation of the Merger is not subject to a financing condition.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Important Statement regarding the Merger Agreement. The Merger Agreement has been included to provide investors with information regarding terms of the Merger. It is not intended to provide any other factual information about the Company, Parent, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

8.01 Other Events

On September 28, 2020, the Company issued a press release and the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. Copies of such press release are attached as Exhibits 99.1 and 99.2 hereto and are incorporated by reference in this Item 8.01.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of MobileIron, Inc. (“MobileIron”) by Ivanti, Inc. (the “Merger”).  In connection with the proposed Merger, MobileIron will file a proxy statement with the Securities and Exchange Commission (“SEC”), which MobileIron will furnish with any other relevant documents to its stockholders in connection with the special meeting of stockholders to vote on the Merger.  BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MOBILEIRON AND THE PROPOSED MERGER.  The proposals for the Merger will be made solely through the proxy statement.  In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Investor Relations Department at MobileIron, Inc., 490 East Middlefield Road, Mountain View, CA 94043.  Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by MobileIron with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ website at www.mobileiron.com.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which the Company operates, and the transactions described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Merger; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (5) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers; (6) the amount of the costs, fees, expenses and charges related to the Merger and the actual terms of certain financings that will be obtained for the Merger; and (7) other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Participants in the Solicitation

The directors and officers of MobileIron may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Merger.  Information regarding MobileIron’s directors and officers and their respective interests in MobileIron by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC.  Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of September 26, 2020, by and among MobileIron, Inc., Ivanti, Inc. and Oahu Merger Sub, Inc.

99.1	Press Release, dated as of September 28, 2020, issued by MobileIron, Inc.

99.2	Joint Press Release, dated as of September 28, 2020, issued by MobileIron, Inc. and Ivanti, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger have been omitted and MobileIron, Inc. agrees to furnish supplementally a copy of any such omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MobileIron, Inc.

Dated: September 28, 2020
	By:	/s/ Andrew Hallin
Andrew Hallin
General Counsel